UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2017

GUIDED THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of principal executive offices)		30092 (Zip Code)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

This 8-K/A is being filed to correct the document referenced in exhibit 4.1, the securities purchased agreement was referenced in both 4.1 and 10.1, and not the note in 4. This Form 8-K/A corrects the 8-K filed with the Securities and Exchange Commission on October 25, 2017.

Item 1.01	Entry Into a Material Definitive Agreement

This 8-K/A is being filed to correct the order and description of documents in an 8-K filed with the Securities and Exchange Commission on August 14, 2017.

Bridge Financing

On October 12, 2017, Guided Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement with Power Up Lending Group Ltd. (“Power Up”), providing for the purchase by Power Up from the Company of a convertible note in the aggregate principal amount of $53,000. The note bears an interest rate of 12%, and is due and payable on July 20, 2018. The note may be converted by Power Up at any time after 180 days from issuance into shares of Company’s common stock at a conversion price equal to 58% of the average of the lowest two day trading prices of the common stock during the 15 trading days prior to conversion.

The note may be prepaid in accordance with its terms, at premiums ranging from 15% to 40%, depending on the time of prepayment. The note contains certain representations, warranties, covenants and events of default, including if the Company is delinquent in its periodic report filings with the SEC, and provides for increases in principal and interest in the event of such defaults.

The foregoing description of the terms of the securities purchase agreement and the note does not purport to be complete and is qualified in its entirety by the complete text of the documents attached as, respectively, Exhibit 10.1 and Exhibit 4.1 to this current report on Form 8-K, which are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 regarding the potential issuance of common stock upon conversion of the note issued by the Company is incorporated herein by reference. The issuance of the note was exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act of 1933. In making this determination, the Company relied on the representations of Power Up that it is an “accredited investor” and had access to information about its investment and about the Company. Should the note issued by the Company be converted into shares of common stock, the issuance of the underlying shares of common stock would be exempt from the registration requirements of the Securities Act pursuant to the exemption for exchange transactions under Section 3(a)(9) of the Securities Act of 1933.

This current report on Form 8-K/A is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities described above have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
4.1	12% Convertible Note
10.1	Securities Purchase Agreement, dated October 12, 2017, between the Company and Power up Lending Group Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

/s/ Gene S. Cartwright, Ph.D
By: Gene S. Cartwright, Ph.D.
President and Chief Executive Officer
Date: November 9, 2017

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EXHIBIT INDEX

Number	Exhibit
4.1	12% Convertible Note
10.1	Securities Purchase Agreement, dated October 12, 2017, between the Company and Power up Lending Group Ltd.